UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2016

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 2, 2016, DirectCash Payments Inc., a corporation organized under the laws of the Province of Alberta (“DCP”), announced that its shareholders had approved the proposed acquisition of DCP by Cardtronics Holdings Limited, a private company incorporated under English law, and a wholly owned subsidiary of Cardtronics plc (the “Company”), pursuant to the previously announced Arrangement Agreement dated October 3, 2016 (the “Arrangement”).  The DCP shareholders approved the Arrangement by passing a special resolution in favor of the Arrangement at a special meeting of DCP shareholders held on December 2, 2016.

Subject to the satisfaction or waiver of all conditions precedent to the Arrangement, the Company anticipates completing the Arrangement in January 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc
Date: December 5, 2016

	By:	/s/ Edward H. West
	Name:	Edward H. West
	Title:	Chief Financial Officer and Chief Operations Officer